DUNHAM FUNDSSM When Performance Counts

SUMMARY PROSPECTUS

February 28, 2020, as amended April 16, 2020

Dunham Small Cap Value Fund

Class A (DASVX)

Class C (DCSVX)

Class N (DNSVX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Dunham Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Dunham Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Dunham Funds electronically by calling (888)-3dunham (338-6426) or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Dunham Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling (888)-3dunham (338-6426) or contacting your financial intermediary. Your election to receive reports in paper will apply to all Dunham Funds held by you or through your financial intermediary.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated February 28, 2020, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/SmallCapValue. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective: The Fund seeks to maximize total return from capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 89 of the Fund's Prospectus and in How to Buy and Sell Shares on page 88 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.39%	1.39%	1.39%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.97%	2.72%	1.72%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or a fulcrum of 45 bps (0.45%) and can range from 0.10% to 0.80% based on the Fund’s performance relative to the Russell 2000® Value Index, the Fund’s benchmark.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$763	$1,158	$1,576	$2,739
Class C	$275	$844	$1,440	$3,051
Class N	$175	$542	$933	$2,030

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies: The Fund's Sub-Adviser seeks to achieve the Fund's investment objective by investing primarily in domestic, value-oriented, small-capitalization or "small cap" equity securities (common stock) of companies traded on U.S. stock exchanges or in the over-the-counter market using its fundamental stock selection process. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2019, the maximum market capitalization of companies in the Russell 2000® Index was approximately $10.2 billion, which will vary daily. The Sub-Adviser seeks to fulfill the Fund’s investment objective by using a quantitative stock ranking system combined with a qualitative risk review.

The Sub-Adviser generally buys securities of small cap companies that are ranked highest by the model and pass the risk review. It generally sells securities when higher ranked or more compelling investments are identified. Although a "total return" investment objective typically entails both capital appreciation and income, the Fund emphasizes capital appreciation, but will capture some income through dividends and interest from cash investments.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Small Capitalization Risk – The Fund's investments in small cap companies carry more risks than investments in larger companies. Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Financials Sector Risk – Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness, "value" and potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

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Foreign Investing Risk –Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 14.75% (quarter ended December 31, 2011) and the lowest return for a quarter was -18.04% (quarter ended September 30, 2011).

Dunham Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2019	1 Year	5 Years	10 Years
Class N Shares
return before taxes	21.31%	6.77%	10.50%
return after taxes on distributions	21.31%	4.91%	9.16%
return after taxes on distributions and sale of Fund shares	12.62%	4.77%	8.24%
Class C Shares
return before taxes	20.13%	5.72%	9.39%
Class A Shares
return before taxes	14.08%	5.25%	9.58%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.56%
Morningstar Small Cap Value Category (return before taxes) *	21.43%	5.40%	9.82%

*The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

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After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Ziegler Capital Management, LLC (“ZCM” or “Sub-Adviser”).

Sub-Adviser Portfolio Managers: John S. Albert, CFA and Kevin A. Finn, CFA have shared primary responsibility for the day-to-day management of the Fund since July 2013. Messrs. Albert and Finn are portfolio managers and each serves on the Sub-Adviser’s Investment Committee.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Ste. 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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